UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 24, 2008
CPEX Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)
2 Holland Way, Exeter, New Hampshire 03833

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release dated October 24, 2008

Item 8.01.   Other Events
          On October 24, 2008, we publicly disseminated a press release announcing that Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL) and we have received a notice from Upsher-Smith Laboratories advising of the filing by Upsher-Smith Laboratories of an Abbreviated New Drug Application (ANDA) containing a Paragraph IV certification under 21 U.S.C. Section 355(j) for testosterone gel. The certification notice states that Upsher-Smith does not believe that the product for which it is seeking approval infringes CPEX’s U.S. Patent No. 7,320,968, which covers Testim® 1% testosterone gel. This patent is listed in Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the Orange Book), published by the U.S. Food and Drug Administration, and will expire in January 2025.
          The foregoing description is qualified in its entirety by reference to our press release dated October 24, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits

Exhibit	Exhibit Title

Exhibit 99.1	Press Release dated October 24, 2008
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer
Dated: October 24, 2008